AMENDMENT NO. 5 TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                        Franklin Templeton Services, LLC
                Allianz Life Insurance Company of North America

      THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and Allianz Life Insurance Company of North America (the "Company").

      WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of October 1, 2003, as may be amended from time to time (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust"), which Funds are investment options in certain variable life insurance and variable annuity contracts issued by the Company; and

      WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain Funds and updating certain variable life or variable annuity insurance contracts covered by the Agreement.

      NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted and replaced in its entirety with the Schedule B attached hereto.

2. All other teens and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed as of August 8, 2008.

                                     ALLIANZ LIFE INSURANCE COMPANY OF NORTH
                                     AMERICA

                                     By: /s/ Stewart Gregg
                                     Name: Stewart D. Gregg
                                     Title: Vice President II

                                     FRANKLIN TEMPLETON SERVICES, LLC
                                     By: /s/ Thomas M. Regner
                                     Name: Thomas Regner
                                     Title: Vice President

                                   SCHEDULE B

                         ADMINISTRATIVE EXPENSE PAYMENT

      The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

 #  PRODUCT NAME/               FUNDS OF THE TRUST                   FEE   BEGINNING OF
    SECURITIES ACT                                                  RATE    PERIOD FOR
        NO.                                                               COMPUTATION OF
                                                                               FEE
1.  Allianz Value    Class 1 Shares:                                0.10%    10/01/03
    Life
    33-11158
                     Franklin Global Communication Securities Fund
                     Franklin Growth and Income Securities Fund
                     Franklin High Income Securities Fund
                     Franklin Income Securities Fund
                     Franklin Large Cap Growth Securities Fund
                     Franklin Global Real Estate Securities Fund
                     Franklin Rising Dividends Securities Fund
                     Franklin Small-Mid Cap Growth Securities Fund
                     Franklin Small Cap Value Securities Fund
                     Franklin U.S. Government Fund
                     Franklin Zero Coupon Fund 2010
                     Mutual Discovery Securities Fund
                     Mutual Shares Securities Fund
                     Templeton Developing Markets Securities Fund
                     Templeton Foreign Securities Fund
                     Templeton Global Asset Allocation Fund *
                     Templeton Global Income Securities Fund
                     Templeton Growth Securities Fund
                     Franklin Money Market Fund - Class 1 *         0.05%    10/01/03

2.  Allianz Alterity Class 2 Shares:                                0.20%    10/01/03
    333-82329
                     Franklin Global Communications Securities Fund
                     Franklin Growth and Income Securities Fund
                     Franklin High Income Securities Fund
                     Franklin Income Securities Fund
                     Franklin Large Cap Growth Securities Fund
                     Franklin Global Real Estate Securities Fund
                     Franklin Rising Dividends Securities Fund
                     Franklin Small-Mid Cap Growth Securities Fund
                     Franklin Small Cap Value Securities Fund
                     Franklin U.S. Government Fund
                     Mutual Discovery Securities Fund
                     Mutual Shares Securities Fund
                     Templeton Developing Markets Securities Fund
                     Templeton Foreign Securities Fund
                     Templeton Growth Securities Fund

* This fund is closed to new investors as of 5/1/04.

 #  PRODUCT NAME/               FUNDS OF THE TRUST                         FEE  BEGINNING OF
    SECURITIES ACT                                                        RATE   PERIOD FOR
        NO.                                                                    COMPUTATION OF
                                                                                    FEE
    Allianz Alterity Franklin Zero Coupon Fund 2010 - Class 1           0.10%     10/01/03
    (cont'd)
    333-82329        Templeton Global Income Securities Funds - Class 2 0.20%        05/01/07
                     Franklin Templeton VIP Founding Funds Allocation   0.20%        09/21/07
                     Fund - Class 2

 3. Allianz          Class 2 Shares:                                    0.20%        10/01/03
    Dimensions       Franklin Global Communications Securities Fund
    33-47886         Franklin Growth and Income Securities Fund
                     Franklin High Income Securities Fund
                     Franklin Income Securities Fund
                     Franklin Large Cap Growth Securities Fund
                     Franklin Global Real Estate Securities Fund
                     Franklin Rising Dividends Securities Fund
                     Franklin Small-Mid Cap Growth Securities Fund
                     Franklin Small Cap Value Securities Fund
                     Franklin U.S. Government Fund
                     Mutual Discovery Securities Fund
                     Mutual Shares Securities Fund
                     Templeton Developing Markets Securities Fund
                     Templeton Foreign Securities Fund
                     Templeton Growth Securities Fund
                     Franklin Zero Coupon Fund 2010 - Class 1           0.10%        10/01/03

 4. Allianz          Class 2 Shares:                                    0.20%        10/01/03
    Rewards          Franklin Global Communications Securities Fund
    333-95729        Franklin Growth and Income Securities Fund
                     Franklin High Income Securities Fund
                     Franklin Income Securities Fund
                     Franklin Large Cap Growth Securities Fund
                     Franklin Global Real Estate Securities Fund
                     Franklin Rising Dividends Securities Fund
                     Franklin Small-Mid Cap Growth Securities Fund
                     Franklin Small Cap Value Securities Fund
                     Franklin U.S. Government Fund
                     Mutual Discovery Securities Fund
                     Mutual Shares Securities Fund
                     Templeton Developing Markets Securities Fund
                     Templeton Foreign Securities Fund
                     Templeton Growth Securities Fund
                     Franklin Zero Coupon Fund 2010 - Class 1           0.10%        10/01/03
                     Templeton Global Income Securities Funds - Class 2 0.20%        05/01/07
                     Franklin Templeton VIP Founding Funds Allocation   0.20%        09/21/07
                     Fund - Class 2

 #  PRODUCT NAME/              FUNDS OF THE TRUST                     FEE  BEGINNING OF
    SECURITIES ACT                                                   RATE   PERIOD FOR
        NO.                                                               COMPUTATION OF
                                                                               FEE
 5. Allianz Charter Class 2 Shares:                                0.20%     10/01/03
    333-63719       Franklin Global Communications Securities Fund
                    Franklin Growth and Income Securities Fund
                    Franklin High Income Securities Fund
                    Franklin Income Securities Fund
                    Franklin Large Cap Growth Securities Fund
                    Franklin Global Real Estate Securities Fund
                    Franklin Rising Dividends Securities Fund
                    Franklin Small-Mid Cap Growth Securities Fund
                    Franklin Small Cap Value Securities Fund
                    Franklin U.S. Government Fund
                    Mutual Discovery Securities Fund
                    Mutual Shares Securities Fund
                    Templeton Developing Markets Securities Fund
                    Templeton Foreign Securities Fund
                    Templeton Global Asset Allocation Fund *
                    Templeton Global Income Securities Fund *
                    Templeton Growth Securities Fund
                    Franklin Money Market Fund - Class 2 *         0.05%        10/01/03
                    Franklin Zero Coupon Fund 2010 - Class 1       0.10%        10/01/03

 6. Valuemark II    Class 1 Shares:                                0.10%        10/01/03
    33-23035        Franklin Global Communications Securities Fund
                    Franklin Growth and Income Securities Fund
                    Franklin High Income Securities Fund
                    Franklin Income Securities Fund
                    Franklin Large Cap Growth Securities Fund
                    Franklin Global Real Estate Securities Fund
                    Franklin Rising Dividends Securities Fund
                    Franklin Small-Mid Cap Growth Securities Fund
                    Franklin Small Cap Value Securities Fund
                    Franklin U.S. Government Fund
                    Franklin Zero Coupon Fund 2010
                    Mutual Discovery Securities Fund
                    Mutual Shares Securities Fund
                    Templeton Developing Markets Securities Fund
                    Templeton Foreign Securities Fund
                    Templeton Global Asset Allocation Fund *
                    Templeton Global Income Securities Fund
                    Templeton Growth Securities Fund
                    Franklin Money Market Fund - Class 1 *         0.05%        10/01/03

* This fund is closed to new investors as of 5/1/04.

 #  PRODUCT NAME/             FUNDS OF THE TRUST                     FEE  BEGINNING OF
    SECURITIES ACT                                                  RATE   PERIOD FOR
        NO.                                                              COMPUTATION OF
                                                                              FEE
 7. Valuemark III  Class 1 Shares:                                0.10%     10/01/03
    33-72046       Franklin Global Communications Securities Fund
                   Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Franklin Zero Coupon Fund 2010
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Global Asset Allocation Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Money Market Fund - Class 1 *         0.05%     10/01/03

 8. Valuemark      Class 1 Shares:                                0.10%     10/01/03
    Income Plus    Franklin Global Communications Securities Fund
    33-76190       Franklin Growth and Income Securities Fund.
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Franklin Zero Coupon Fund 2010
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Global Asset Allocation Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Money Market Fund - Class 1 *         0.05%     10/01/03

* This fund is closed to new investors as of 5/1/04.

 #  PRODUCT NAME/             FUNDS OF THE TRUST                     FEE  BEGINNING OF
    SECURITIES ACT                                                  RATE   PERIOD FOR
        NO.                                                              COMPUTATION OF
                                                                              FEE
9.  Valuemark IV   Class 1 Shares:                                0.10%        10/01/03
    333-06709      Franklin Global Communications Securities Fund
                   Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Franklin Zero Coupon Fund 2010
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Global Asset Allocation Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Money Market Fund - Class 1 *         0.05%        10/01/03

10. Valuemark Life Class 1 Shares:                                0.10%        10/01/03
    33-15464       Franklin Global Communications Securities Fund
                   Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Franklin Zero Coupon Fund 2010
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Global Asset Allocation Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Money Market Fund - Class 1 *         0.05%        10/01/03

* This fund is closed to new investors as of 5/1/04.

 #  PRODUCT NAME/             FUNDS OF THE TRUST                         FEE    BEGINNING OF
    SECURITIES ACT                                                      RATE     PERIOD FOR
        NO.                                                                    COMPUTATION OF
                                                                                    FEE
11. Allianz Life   Class 2 Shares:                                    0.20%       10/01/03
    Fund           Franklin Global Communications Securities Fund
    333-60206      Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1           0.10%          10/01/03

                   Templeton Global Income Securities Funds - Class 2 0.20%          05/01/07

12. Allianz High   Class 2 Shares:                                    0.20%          10/01/03
    Five           Franklin Global Communications Securities Fund
    333-90260      Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1           0.10%          10/01/03

                   Templeton Global Income Securities Funds - Class 2   0.20%.       05/01/07
                   Franklin Templeton VIP Founding Funds Allocation   0.20%          09/21/07
                   Fund - Class 2

 #  PRODUCT NAME/              FUNDS OF THE TRUST                         FEE  BEGINNING OF
    SECURITIES ACT                                                       RATE   PERIOD FOR
        NO.                                                                   COMPUTATION OF
                                                                                   FEE
13. Allianz Charter Class 2 Shares:                                    0.20%     10/01/03
    Il              Franklin Global Communications Securities Fund
    333-101812      Franklin Growth and Income Securities Fund
                    Franklin High Income Securities Fund
                    Franklin Income Securities Fund
                    Franklin Large Cap Growth Securities Fund
                    Franklin Global Real Estate Securities Fund
                    Franklin Rising Dividends Securities Fund
                    Franklin Small-Mid Cap Growth Securities Fund
                    Franklin Small Cap Value Securities Fund
                    Franklin U.S. Government Fund
                    Mutual Discovery Securities Fund
                    Mutual Shares Securities Fund
                    Templeton Developing Markets Securities Fund
                    Templeton Foreign Securities Fund
                    Templeton Growth Securities Fund

                    Franklin Zero Coupon Fund 2010 - Class 1           0.10%        10/01/03

                    Templeton Global Income Securities Funds - Class 2 0.20%        05/01/07

14. Allianz High    Class 2 Shares:                                    0.20%        10/01/03
    Five Bonus      Franklin Global Communications Securities Fund
    333-111049      Franklin Growth and Income Securities Fund
                    Franklin High Income Securities Fund
                    Franklin Income Securities Fund
                    Franklin Large Cap Growth Securities Fund
                    Franklin Global Real Estate Securities Fund
                    Franklin Rising Dividends Securities Fund
                    Franklin Small-Mid Cap Growth Securities Fund
                    Franklin Small Cap Value Securities Fund
                    Franklin U.S. Government Fund
                    Mutual Discovery Securities Fund
                    Mutual Shares Securities Fund
                    Templeton Developing Markets Securities Fund
                    Templeton Foreign Securities Fund
                    Templeton Growth Securities Fund

                    Franklin Zero Coupon Fund 2010 - Class 1           0.10%        10/01/03

                    Templeton Global Income Securities Funds - Class 2 0.20%        05/01/07
                    Franklin Templeton VIP Founding Funds Allocation   0.20%        09/21/07
                    Fund Class 2

                                        8

 #  PRODUCT NAME/             FUNDS OF THE TRUST                        FEE  BEGINNING OF
    SECURITIES ACT                                                     RATE   PERIOD FOR
        NO.                                                                 COMPUTATION OF
                                                                                 FEE
15. Allianz High   Class 2 Shares:                                   0.20%     04/29/05
    Five L         Franklin Global Communications Securities Fund
    333-120181     Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin Global Real Estate Securities Fund
                   Franklin Rising Dividends Securities Fund
                   Franklin Small-Mid Cap Growth Securities Fund
                   Franklin Small Cap Value Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Developing Markets Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1          0.10%     04/29/05

                   Templeton Global Income Securities Funds- Class 2 0.20%     05/01/07
                   Franklin Templeton VIP Founding Funds Allocation  0.20%     09/21/07
                   Fund - Class 2

16. Allianz Custom Class 2 Shares:                                   0.20%     05/01/06
    Income         Franklin Income Securities Fund
    333-126217     Franklin U.S. Government Fund
                   Mutual Shares Securities Fund

                   Class 2 Shares:                                   0.20%     05/01/07
                   Mutual Discovery Securities Fund
                   Templeton Global Income Securities Funds
                   Franklin Templeton VIP Founding Funds Allocation  0.20%     09/21/07
                   Fund - Class 2

  # PRODUCT NAME/             FUNDS OF THE TRUST                      FEE  BEGINNING OF
    SECURITIES ACT                                                   RATE   PERIOD FOR
        NO.                                                               COMPUTATION OF
                                                                               FEE
17. Allianz Elite  Class 2 Shares:                                 0.20%     05/01/07
    333-134267     Franklin Global Communications Securities Fund
                   Franklin Growth and Income Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Foreign Securities Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1        0.10%     05/01/07
                   Franklin Templeton VIP Funding Funds Allocation 0.20%     09/21/07
                   Fund - Class 2

18. Allianz Vision Class 2 Shares:                                 0.20%     05/01/07
    333-139701     Franklin Global Communications Securities Fund
                   Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin Large Cap Growth Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1        0.10%     05/01/07
                   Franklin Templeton VIP Funding Funds Allocation 0.20%     09/21/07
                   Fund - Class 2

19. Allianz        Class 2 Shares:                                 0.20%     05/01/08
    Connections    Franklin Global Communications Securities Fund
    333-145866     Franklin High Income Securities Fund
                   Franklin Income Securities Fund
                   Franklin U.S. Government Fund
                   Mutual Discovery Securities Fund
                   Mutual Shares Securities Fund
                   Templeton Global Income Securities Fund
                   Templeton Growth Securities Fund

                   Franklin Zero Coupon Fund 2010 - Class 1        0.10%     05/01/08
                   Franklin Templeton VIP Funding Funds Allocation 0.20%     05/01/08
                   Fund - Class 2


                                        10